UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ___)

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

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Definitive Information Statement

PURADYN FILTER TECHNOLOGIES INCORPORATED

(Name of Registrant As Specified in Charter)

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(2)

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(3)

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PURADYN FILTER TECHNOLOGIES INCORPORATED

2017 High Ridge Road

Boynton Beach, Florida  33426

Telephone:  561-547-9499

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To our common shareholders:

We are furnishing this notice and the accompanying information statement to the holders of shares of common stock, $.001 par value per share, of Puradyn Filter Technologies Incorporated, a Delaware corporation, for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this information statement is to notify our common shareholders that effective March 27, 2019, the holders of 35,713,727 shares of our common stock, representing 51.7% of the outstanding shares of our common stock, executed a written consent in lieu of a special meeting of shareholders (the “Majority Shareholder Consent”) ratifying the adoption of our 2018 Equity Compensation Plan, as amended. As described in this information statement. The Majority Shareholder Consent is the only shareholder approval required under Delaware for the purpose of approving the action. The Board is therefore not soliciting your proxy or consent in connection with the matters discussed above. You are urged to read the information statement carefully and in its entirety for a description of the action taken by the majority shareholders.

This action will not become effective before the date which is 20 days after this information statement was first mailed to shareholders. This information statement is being mailed on or about March 28, 2018 to shareholders of record on March 27, 2019.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Boynton Beach, Florida	/s/ Edward S. Vittoria
March 28, 2019	Edward S. Vittoria,
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials:  This information statement, along with our Annual Report on Form 10-K for the year ended December 31, 2018, is available free of charge on our website www.puradyn.com and through the SEC’s website www.sec.gov.

PURADYN FILTER TECHNOLOGIES INCORPORATED

INFORMATION STATEMENT

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on March 26, 2019.

i

PURADYN FILTER TECHNOLOGIES INCORPORATED

2017 High Ridge Road

Boynton Beach, Florida  33426

Telephone:  561-547-9499

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about March 28, 2019 to the holders of record at the close of business on March 27, 2019 (the “Record Date”) of shares of the common stock of Puradyn Filter Technologies Incorporated, a Delaware corporation, in connection with actions taken by the holders of a majority of our outstanding common stock ratifying the adoption of our 2018 Equity Compensation Plan, as amended (the “2018 Plan”).

Members of our board of directors, their immediate family members and two additional shareholders who collectively own 51.7% of our outstanding common stock, which represent our only class of voting securities, have executed the Majority Shareholder Consent approving the actions.  The elimination of the need for a special meeting of shareholders to approve the 2018 Plan is made possible by Section 228 of the Delaware General Corporation Laws which provides that any action to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. The number of common shares held by these majority shareholders on the Record Date were sufficient to approve these actions. The board of directors does not intend to solicit any proxies or consents from any other shareholders in connection with these actions.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our shareholders of record on the Record Date. The actions approved by the majority shareholders on March 27, 2019 will be effective on April 16, 2019 which is 20 days after the mailing of this information statement. This information statement is being mailed on or about March 28, 2019 to shareholders of record on the Record Date who did not execute the Majority Shareholder Consent. This information statement also constitutes notice under Section 228 of the Delaware General Corporation Laws that the corporate actions were taken by the written consent of the majority shareholders.

The entire cost of furnishing this information statement will be borne by us.

RATIFICATION OF OUR 2018 EQUITY COMPENSATION PLAN

On April 12, 2018, our board of directors authorized our 2018 Equity Compensation Plan.  On March 25, 2019 our board of directors adopted Amendment No. 1 to the plan increasing the number of shares of common stock reserved for issuance under the plan from 10,000,000 shares to 20,000,000 shares. Upon the recommendation of the Board, the Majority Shareholder Consent ratified the Board's adoption of our 2018 Plan, as amended. A copy of the 2018 Plan is included as Exhibit A to this information statement. The summary of the 2018 Plan below is qualified in its entirety by reference to the 2018 Plan.

The purpose of the 2018 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons into our development and financial success. Under the 2018 Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, and non-qualified stock options. The types of long-term incentive awards that may be provided under the 2018 Plan will enable our company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1

We have reserved for issuance an aggregate of 20,000,000 shares of common stock under the 2018 Plan for issuance pursuant to the terms of the plan upon the grant of restricted stock awards, deferred stock grants, stock appreciation rights and/or the exercise of options granted under the 2018 Plan. The number of shares of common stock available for issuance under the 2018 Plan shall automatically increase on the first trading day of January each calendar year during the term of the 2018 Plan, beginning with calendar year 2019, by an amount equal to one percent (1%) of the total number of shares of common stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed 100,000 shares of common stock.  If any share of common stock that have been granted pursuant to a stock option ceases to be subject to a stock option, or if any shares of common stock that are subject to any restricted stock, deferred stock award, or other stock-based award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the holder in the form of common stock, such shares shall again be available for distribution in connection with future grants and awards under the 2018 Plan.

The 2018 Plan is administered by our board of directors. The 2018 Plan awards may be:

•

incentive stock options (ISOs);

•

non-qualified options (NSOs);

•

awards of our common stock;

•

stock appreciation rights (SARs);

•

restricted stock units (RSUs);

•

performance units;

•

performance shares; and/or

•

other stock-based awards.

Any option granted under the 2018 Plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares on the date of grant, but the exercise price of any ISO granted to an eligible employee owning more than 10% of our outstanding common stock must not be less than 110% of fair market value on the date of the grant. The plan further provides that with respect to ISOs the aggregate fair market value of the common stock underlying the options which are exercisable by any option holder during any calendar year cannot exceed $100,000. The exercise price of any NSO granted under the 2018 Plan is determined by the Board at the time of grant, but must be at least equal to fair market value on the date of grant. The term of each plan option and the manner in which it may be exercised, including if it may be exercised on a “cashless basis” is determined by the board of directors or the compensation committee, provided that no option may be exercisable more than 10 years after the date of its grant and, in the case of an incentive option granted to an eligible employee owning more than 10% of the common stock, no more than five years after the date of the grant. The terms of grants of any other type of award under the 2018 Plan is determined by the board of directors at the time of grant. Subject to the limitation on the aggregate number of shares issuable under the plan, there is no maximum or minimum number of shares as to which a stock grant or plan option may be granted to any person.

As of March 22, 2019, options under the 2018 Plan for an aggregate of 9,575,000 shares of our common stock, net of forfeitures, with a weighted average exercise price of $0.0176 per share are outstanding.  Under the terms of the 2018 Plan, it must be approved by our shareholders within one year of its adoption by our board of directors.  In the event the 2018 Plan was not approved by the Majority Shareholder Consent, we would still be able to make grants under the 2018 Plan, however, all previously granted incentive stock options would automatically be changed to non qualified stock options and we would be unable to grant any additional incentive stock options under the 2018 Plan.

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PRINCIPAL SHAREHOLDERS

At March 27, 2019, we had 69,016,467 shares of our common stock outstanding which is our only class of voting securities. The following table sets forth information regarding the beneficial ownership of our common stock as of March 27, 2019 by:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;
•	each of our directors;
•	each of our named executive officers; and
•	our named executive officers, directors and director nominees as a group.

Unless otherwise indicated, the business address of each person listed is in care of 2017 High Ridge Road, Boynton Beach, Florida 33426. The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our common stock outstanding on that date and all shares of our common stock issuable to that holder in the event of exercise of outstanding options, warrants, rights or conversion privileges owned by that person at that date which are exercisable within 60 days of that date. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent that power may be shared with a spouse.

NAME OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	% OF CLASS
Joseph V. Vittoria	21,865,998	31.7%
Edward S. Vittoria(1)	2,705,317	3.9%
Kevin G. Kroger (2)	1,192,709	1.7%
Lieutenant General John S. Caldwell, Jr. US Army (retired)(3)	20,000	*
All officers and directors as a group (four persons) (1)(2)(3)	25,784,024	37.3%
Dominick Telesco	6,237,570	9.0%

———————

*

represents less than 1%

(1)

The number of shares beneficially owned by Mr. Edward Vittoria includes:

•

1,546,955 shares of common stock held for the benefit of minor children

The number of shares beneficially owned by Mr. Edward Vittoria excludes:

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options to purchase 6,500,000 shares of common stock at an exercise price of $0.017 per share through May 18, 2028.

(2)

The number of shares beneficially owned by Mr. Kroger includes:

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options to purchase 100,000 shares of our common stock at an exercise price of $0.21 per share through September 8, 2020;

•

options to purchase 150,000 shares of our common stock at an exercise price of $0.28 per share through February 4, 2021;

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options to purchase 150,000 shares of our common stock at an exercise price of $0.14 per share through March 30, 2022; and

•

options to purchase 100,000 shares of our common stock at an exercise price of $0.16 per share through May 26, 2025.

The number of shares beneficially owned by Mr. Kroger excludes:

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unvested options to purchase 600,000 shares of common stock at $0.0189 per share through April 12, 2028.

(3)

The number of shares beneficially owned by General Caldwell includes:

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options to purchase 7,500 shares of common stock at $0.27 per share through August 25, 2019;

•

options to purchase 7,500 shares of common stock at $0.13 per share through August 25, 2020;

•

options to purchase 5,000 shares of common stock at $0.04 per share through August 25, 2021; and

3

The number of shares beneficially owned by General Caldwell excludes:

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unvested options to purchase 5,000 shares of common stock at $0.034 per share through August 25, 2022;

•

unvested options to purchase 5,000 shares of common stock at $0.045 per share through August 25, 2023; and

•

unvested options to purchase 50,000 shares of common stock at $0.0189 per share through August 25, 2028.

DISSENTER'S RIGHTS

Under Delaware law there are no dissenter's rights available to our shareholders in connection with the ratification of the adoption of the 2018 Plan in the Majority Shareholder Consent.

SHAREHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more shareholders sharing the same address by delivering a single proxy or information statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Puradyn Filter Technologies Incorporated, 2017 High Ridge Road, Boynton Beach, Florida 33426 or by faxing a communication to (561) 547-4025.

WHERE YOU CAN FIND MORE INFORMATION

This information statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this information statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to Puradyn Filter Technologies Incorporated, 2017 High Ridge Road, Boynton Beach, Florida 33426 or by faxing a communication to (561) 547-4025.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Edward S. Vittoria
March 28, 2019	Edward S. Vittoria, Chief Executive Officer

4

Exhibit A

2018 Equity Compensation Plan, as amended

PURADYN FILTER TECHNOLOGIES INCORPORATED

2018 EQUITY COMPENSATION PLAN

1.

Purpose.

1.1

Purpose. The purpose of this 2018 Equity Compensation Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The types of long-term incentive Awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

2.

Definitions.

2.1

Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a)

“Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan. Agreements shall be in the form(s) attached hereto or such other forms as adopted by the Company from time to time.

(b)

“Award” means Stock Options, Restricted Stock and/or other Stock Based Awards awarded under the Plan.

(c)

“Board” means the Board of Directors of the Company.

(d)

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(e)

“Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof.  If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(f)

“Common Stock” means the common stock of the Company, $0.001 par value per share.

(g)

“Company” means Puradyn Filter Technologies Incorporated, a corporation organized under the laws of the State of Delaware.

(h)

“Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i)

“Effective Date” means the date set forth in Section 11.1, below.

(j)

“Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange (or on the last preceding trading date if such security was not traded on such date); (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Markets Inc. or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k)

“Holder” means a person who has received an Award under the Plan.

(l)

“Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m)

“Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n)

“Normal Retirement” means retirement from active employment with the Company or any Subsidiary, other than for Cause or due to death or disability, of a Holder who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed five years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

(o)

“Other Stock-Based Award” means an Award under Section 8, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p)

“Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q)

“Plan” means the Level Beauty Group, Inc. 205 Equity Compensation Plan, as hereinafter amended from time to time.

(r)

“Repurchase Value” shall mean the Fair Market Value in the event the Award to be repurchased under Section 9.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the Award is a Stock Option; in each case, multiplied by the number of shares subject to the Award.

(s)

“Restricted Stock” means Common Stock, received under an Award made pursuant to Section 7, below that is subject to restrictions under said Section 7.

(t)

“Stock Option” or “Option” means any option to purchase shares of Common Stock that is granted pursuant to the Plan.

(u)

“Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

3.

Administration.

3.1

Committee Membership. The Plan shall be administered by the Committee, the Board or a committee designated by the Board. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code. The Committee shall conduct itself in conformance with the provisions of the Compensation Committee Charter.

3.2

Powers of Committee. The Committee shall have the authority and responsibility to recommend to the Board for approval, Awards for Board members, executive officers, non-executive employees and consultants of the Company, pursuant to the terms of the Plan: (i) Stock Options, (ii) Restricted Stock, and/or (iii) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan) to:

(a)

select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Restricted Stock, and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b)

determine the terms and conditions, not inconsistent with the terms of the Plan or requisite Board approval, of any Award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of Stock Options and the purchase price of Common Stock awarded under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c)

determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an Award granted hereunder;

(d)

determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash Awards made by the Company or any Subsidiary outside of this Plan; and

(e)

to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an Award hereunder shall be deferred that may be either automatic or at the election of the Holder.

3.3

Interpretation of Plan.

3.3.1

Committee Authority. Subject to Section 10, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion, subject to Board authorization if indicated, and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

3.3.2

Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

4.

Stock Subject to Plan.

4.1

Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be Ten Million (10,000,000) shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2019, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed One Hundred Thousand (100,000) shares of Common Stock.  If any share of Common Stock that have been granted pursuant to a Stock Option ceases to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock, Deferred Stock Award, or Other Stock-Based Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and Awards under the Plan.

4.2

Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 4.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, (i) the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event and (ii) the Committee shall determine whether such change requires an adjustment in the aggregate number of shares reserved for issuance under the Plan or to retain the number of shares reserved and available under the Plan in their sole discretion. Any adjustment required by this Section 4.2 shall be made by the Committee, in good faith, subject to Board authorization if indicated, whose determination will be final, binding and conclusive.

4.3

Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees, (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 4.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 4.3, in the event of the occurrence of any transaction described in this Section 4.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

5.

Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding anything to the contrary contained in the Plan, Awards covered or to be covered under a registration statement on Form S-8 which may be filed with the United States Securities and Exchange Commission may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.

Stock Options.

6.1

Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other Awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

6.2

Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a)

Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Stockholder”).

(b)

Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c)

Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 9, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d)

Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case; Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Unless such exercise is being made on a “cashless” basis as set forth in Section 6.2(e) hereof, such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent Awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(e)

Cashless Exercise.  If provided in the Agreement, an Option may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of shares of Common Stock equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = the closing bid price of the Common Stock on the principal trading market on which such stock is then listed or quoted as of the trading day immediately preceding the date of the notice of exercise;

(B) = the Exercise Price of the Option; and

(X) = the number of shares of Common Stock that would be issuable upon exercise of the Option in accordance with the terms of the Option if such exercise were by means of a cash exercise rather than a cashless exercise.

(f)

Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(g)

Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h)

Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall there upon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(i)

Other Termination. Subject to the provisions of Section 12, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(j)

Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(k)

Buyout and Settlement Provisions. The Committee may at any time, subject to Board authorization, if indicated, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

7.

Restricted Stock.

7.1

Grant. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee, subject to Board authorization, if indicated, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

7.2

Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(a)

Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b)

Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c)

Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 9, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 9, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

8.

Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

9.

Accelerated Vesting and Exercisability.

9.1

Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other Awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and Awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and Awards.

9.2

Approved Transactions. The Committee may, subject to Board authorization, if indicated, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other Awards granted and outstanding under the Plan, and (ii) require a Holder of any Award granted under this Plan to relinquish such Award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such Award.

10.

Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

11.

Term of Plan.

11.1

Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a)

to the extent that the Plan authorizes the Award of Incentive Stock Options, stockholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b)

the failure to obtain stockholder for the Plan as contemplated by subparagraph (a) of this Section 11 shall not invalidate the Plan; provided, however, that (i) in the absence of such stockholder approval, Incentive Stock Options may not be awarded under the Plan and (ii) any Incentive Stock Options theretofore awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Committee to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

1.2

Termination Date. Unless otherwise terminated by the Board, this Plan shall continue to remain effective until the earlier of ten (10) years from the Effective Date or such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

12.

General Provisions.

12.1

Written Agreements. Each Award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any Award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2

Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3

Employees.

(a)

Engaging in Competition with the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(b)

Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any Award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(c)

No Right of Employment. Nothing contained in the Plan or in any Award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4.

Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5

Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the Awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6

Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other Award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

12.7

Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Florida.

12.8

Other Benefit Plans. Any Award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to Awards under this Plan).

12.9

Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbered or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10

Applicable Laws. The obligations of the Company with respect to all Stock Options and Awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”), and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed or quoted.

12.11

Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

12.12

Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

AMENDMENT NO. 1

TO THE

PURADYN FILTER TECHNOLOGIES INCORPORATED

(THE “COMPANY”)

2018 EQUITY COMPENSATION PLAN

Section 4.1 of the Company’s 2018 Equity Compensation Plan (the “Plan”) is hereby deleted in its entirety and replaced with the following:

4.1

Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be Twenty Million (20,000,000) shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.  The number of shares of Common Stock available for issuance under the Plan shall automatically increase on the first trading day of January each calendar year during the term of the Plan, beginning with calendar year 2019, by an amount equal to one percent (1%) of the total number of shares of Common Stock outstanding on the last trading day in December of the immediately preceding calendar year, but in no event shall any such annual increase exceed One Hundred Thousand (100,000) shares of Common Stock.  If any share of Common Stock that have been granted pursuant to a Stock Option ceases to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Restricted Stock, Deferred Stock Award, or Other Stock-Based Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and Awards under the Plan.

Except as provided herein, all other terms and conditions of the Plan remain in full force and effect. The foregoing amendment was approved by the Company’s Board of Directors on March 25, 2019 pursuant to Section 11 of the Plan and by the Company’s stockholders on March 27, 2019.  All terms not otherwise defined herein shall have the same meaning as in the Plan.

PURADYN FILTER TECHNOLOGIES INCORPORATED

By:	/s/Edward S. Vittoria
Edward S. Vittoria, Chief Executive Officer